UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) April 16, 2024

Six Flags Entertainment Corporation

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-13703	13-3995059
(Commission File Number)	(IRS Employer Identification No.)

1000 Ballpark Way Suite 400 Arlington, Texas	76011
(Address of principal executive offices)	(Zip Code)

(972) 595-5000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.025 par value per share	SIX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events

As previously announced, on November 2, 2023, Six Flags Entertainment Corporation (“Six Flags,” “we,” “us” or “our”) entered into an Agreement and Plan of Merger (the “Merger Agreement” and the merger transactions contemplated thereby, the “Mergers”) with Cedar Fair, L.P., a Delaware limited partnership (“Cedar Fair”), CopperSteel HoldCo, Inc., a Delaware corporation (“HoldCo”), and CopperSteel Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of HoldCo. Pursuant to the Merger Agreement, Cedar Fair and Six Flags will each merge with and into HoldCo, with HoldCo continuing as the surviving entity.

Included in this Current Report on Form 8-K is the unaudited pro forma condensed combined financial information of HoldCo (including the related notes thereto, the “Unaudited Pro Forma Financial Information”) for the period described in Item 9.01(a) below, which have been prepared with Cedar Fair as the accounting acquirer under accounting principles generally accepted in the United States of America. The Unaudited Pro Forma Financial Information has been prepared from the respective historical consolidated financial statements of Six Flags and Cedar Fair and has been adjusted to reflect the effects of the Mergers and certain financing transactions described in the notes thereto, including the previously announced proposed offering of up to an aggregate principal amount of $850.0 million of Senior Secured Notes due 2032 by Six Flags and its indirect wholly-owned subsidiary, Six Flags Theme Parks Inc. (the financing transactions together with the Mergers, the “Transactions”).

The Unaudited Pro Forma Financial Information has been prepared solely for illustrative purposes and does not necessarily reflect what HoldCo’s financial condition or results of operations would have been had the Transactions occurred on the dates indicated. Further, the Unaudited Pro Forma Financial Information may not be useful in predicting the future financial condition and results of operations of HoldCo. The actual financial position and results of operations may differ materially from the Unaudited Pro Forma Financial Information due to a variety of factors. The unaudited pro forma adjustments included in the Unaudited Pro Forma Financial Information represent management’s estimates based on information available as of the date of the Unaudited Pro Forma Financial Information and are subject to change as additional information becomes available and analyses are performed.

Item 9.01 Financial Statements and Exhibits.

(a)	Unaudited Pro Forma Financial Information

The Unaudited Pro Forma Financial Information giving effect to the Transactions, which includes an unaudited pro forma condensed combined balance sheet as of December 31, 2023 and an unaudited pro forma condensed combined statement of operations for the year ended December 31, 2023, and the notes related thereto, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Exhibits

Exhibit No.	Description

99.1	Unaudited pro forma condensed combined financial information of HoldCo and related notes as of December 31, 2023 and for the year ended December 31, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Statement as to Forward-Looking Information

This report contains certain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this report that address activities, events or developments that Cedar Fair or Six Flags expects, believes or anticipates will or may occur in the future are forward-looking statements. Words such as “anticipate,” “believe,” “create,” “expect,” “future,” “guidance,” “intend,” “plan,” “potential,” “seek,” “synergies,” “target,” “will,” “would,” similar expressions, and variations or negatives of these words identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the Mergers and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Cedar Fair and Six Flags, and that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the expected timing and likelihood of completion of the Mergers, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Mergers; anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of the combined company’s operations and other conditions to the completion of the Mergers, including the possibility that any of the anticipated benefits of the Mergers will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that may be instituted against Cedar Fair, Six Flags or their respective directors and others following announcement of the Merger Agreement and Mergers; the inability to consummate the transaction due to the failure to satisfy other conditions to complete the transaction; the potential adverse effects on the market price of either or both of Six Flags common stock or the Cedar Fair units; risks that the Mergers disrupt and/or harm current plans and operations of Cedar Fair or Six Flags, including that management’s time and attention will be diverted on transaction-related issues; the amount of the costs, fees, expenses and charges related to the transaction, including the possibility that the transaction may be more expensive to complete than anticipated; the ability of Cedar Fair and Six Flags to successfully integrate their businesses and to achieve anticipated synergies and value creation; potential adverse restrictions during the pendency of the Mergers that may impact Cedar Fair’s or Six Flags’ ability to pursue certain business opportunities and strategic transactions; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Mergers; legislative, regulatory, political and economic developments and changes in laws, regulations, and policies affecting Cedar Fair and Six Flags; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the Mergers that could affect Cedar Fair’s and/or Six Flags’ financial performance and operating results; acts of terrorism or outbreak of war, hostilities, civil unrest, and other political or security disturbances; the impacts of pandemics or other public health crises, including the effects of government responses on people and economies; risks related to the potential impact of general economic, political and market factors on the companies or the Mergers; those risks described in Item 1A of Cedar Fair’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2024, and subsequent reports on Forms 10-Q and 8-K; and those risks described in Item 1A of Six Flags’ Annual Report on Form 10-K, filed with the SEC on February 29, 2024, and subsequent reports on Forms 10-Q and 8-K (collectively, the “Reports”).

While the list of factors presented here is, and in the Reports are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. The ability of Six Flags or Cedar Fair to achieve the goals for the Mergers may also be affected by our ability to manage the factors identified above. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and actual performance and outcomes may differ materially from those made in or suggested by the forward-looking statements contained in this press release. Neither Six Flags nor Cedar Fair assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2024

SIX FLAGS ENTERTAINMENT CORPORATION

By:	/s/ Christopher Neumann
	Name:	Christopher Neumann
	Title:	General Counsel and Corporate Secretary